                                EXHIBIT 24

                         LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Firstbank Corporation ("Firstbank"), does hereby appoint JOHN MCCORMACK and MARY D. DECI, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Firstbank, a Form S-8 Registration Statement of Firstbank for the Stock Option and Restricted Stock Plan of 1997, and any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


May 26, 1998                  /S/ DUANE A. CARR
                              Duane A. Carr, Director

                                EXHIBIT 24

                         LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Firstbank Corporation ("Firstbank"), does hereby appoint JOHN MCCORMACK and MARY D. DECI, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Firstbank, a Form S-8 Registration Statement of Firstbank for the Stock Option and Restricted Stock Plan of 1997, and any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


May 26, 1998                  /S/ WILLIAM E. GOGGIN
                              William E. Goggin, Chairman of the Board
                              Director

                                EXHIBIT 24

                         LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Firstbank Corporation ("Firstbank"), does hereby appoint JOHN MCCORMACK and MARY D. DECI, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Firstbank, a Form S-8 Registration Statement of Firstbank for the Stock Option and Restricted Stock Plan of 1997, and any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


May 26, 1998                  /S/ EDWARD B. GRANT
                              Edward B. Grant, Director

                                EXHIBIT 24

                         LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Firstbank Corporation ("Firstbank"), does hereby appoint JOHN MCCORMACK and MARY D. DECI, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Firstbank, a Form S-8 Registration Statement of Firstbank for the Stock Option and Restricted Stock Plan of 1997, and any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


May 26, 1998                  /S/ CHARLES W. JENNINGS
                              Charles W. Jennings, Director

                                EXHIBIT 24

                         LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Firstbank Corporation ("Firstbank"), does hereby appoint JOHN MCCORMACK and MARY D. DECI, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Firstbank, a Form S-8 Registration Statement of Firstbank for the Stock Option and Restricted Stock Plan of 1997, and any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


May 26, 1998                  /S/ JOHN MCCORMACK
                              John McCormack, President and Chief
                              Executive Officer, Director

                                EXHIBIT 24

                         LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Firstbank Corporation ("Firstbank"), does hereby appoint JOHN MCCORMACK and MARY D. DECI, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Firstbank, a Form S-8 Registration Statement of Firstbank for the Stock Option and Restricted Stock Plan of 1997, and any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


May 26, 1998                  /S/ PHILLIP G. PEASLEY
                              Phillip G. Peasley, Director

                                EXHIBIT 24

                         LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Firstbank Corporation ("Firstbank"), does hereby appoint JOHN MCCORMACK and MARY D. DECI, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Firstbank, a Form S-8 Registration Statement of Firstbank for the Stock Option and Restricted Stock Plan of 1997, and any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


May 26, 1998                  /S/ DAVID D. ROSLUND
                              David D. Roslund, Director